Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated October 1, 2009

to the Prospectus for Institutional and Administrative Class Shares of Allianz Funds

Dated November 1, 2008 (as revised January 1, 2009)

Disclosure Relating to the Allianz CCM Emerging Companies Fund

Effective November 1, 2009, Institutional and Administrative Class shares of the Allianz CCM Emerging Companies Fund (the “Fund”) will again become available for purchase by new investors, and shareholders of other series of Allianz Funds (the “Trust”) and of PIMCO Funds and Allianz Funds Multi-Strategy Trust will be permitted to exchange any of their shares for shares of the same class of the Fund as described in the Prospectus under “Purchases, Redemptions and Exchanges — Exchange Privilege.”

The Trust and the Distributor each reserves the right to close the Fund to new investment again or to impose other purchase and/or exchange restrictions at any time and may do so, for example, if the Fund’s assets reach a level at which the Fund’s Sub-Adviser believes that further growth could result in capacity constraints or inefficiencies in the investment process.

Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated October 1, 2009

to the Prospectus for Class A, B and C Shares of Allianz International/Sector Stock Funds

Dated November 1, 2008 (as revised January 1, 2009)

Disclosure Relating to All Funds

Effective January 1, 2010, the Shareholder Fees table in each Fund’s Fund Summary is revised to reflect that the Contingent Deferred Sales Charge (“CDSC”) on Class C shares is imposed only on shares redeemed within 12 months after purchase as opposed to 18 months after purchase. Accordingly, any Class C shares owned on January 1, 2010 or purchased thereafter will be subject to the new, shorter period during which the CDSC will be imposed.

Corresponding changes are hereby made to other sections of the Funds’ Prospectus, Statement of Additional Information and Shareholders’ Guide.

Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated October 1, 2009

to the Statement of Additional Information (“SAI”)

Dated November 1, 2008 (as revised January 1, 2009)

Disclosure Relating to All Allianz Funds (the “Funds”)

Effective immediately, the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is Part II of the Allianz Funds Statement of Additional Information, is revised to remove all references to series of PIMCO Funds. For information regarding PIMCO Funds, please refer to the current PIMCO Funds Statement of Additional Information and applicable PIMCO Funds Prospectus(es).

Furthermore, the Guide section entitled “Asset-Based Sales Charge Alternative — Class C Shares,” within the chart outlining the annual payments the Distributor expects to make to participating brokers after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, is revised to reflect that, for Class C shares sold on or after January 1, 2010, the Distributor expects to make annual payments to participating brokers at the rate of 1.00% for all Funds. For Class C shares sold before January 1, 2010, the Distributor expects to make annual payments to participating brokers at the rate of 0.90% for certain Funds, and 1.00% for the remainder of the Funds, as indicated in the chart. This change will not impact the Rule 12b-1 fees or other fees or expenses paid by shareholders.

Effective January 1, 2010, within the Guide section entitled “Initial Sales Charge — Class A Shares,” footnote 2 to the chart outlining sales charges on Class A shares and the commissions paid by the Distributor to dealers for sales of Class A shares is revised in its entirety to read as follows:

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $2,000,000, 0.75% of amounts from $2,000,001 to $5,000,000, and 0.50% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

This change will not impact the Rule 12b-1 fees or other fees or expenses paid by shareholders.